EXHIBIT 1

PG&E CORPORATION

RETIREMENT SAVINGS PLAN

FINANCIAL STATEMENTS

AND SUPPLEMENTAL SCHEDULE

TOGETHER WITH REPORT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

YEARS ENDED DECEMBER 31, 2009 AND 2008

PG&E CORPORATION
RETIREMENT SAVINGS PLAN

TABLE OF CONTENTS

Page

Report of Independent Registered Public Accounting Firm	2

Financial Statements:

Statements of Net Assets Available for Benefits	3

Statements of Changes in Net Assets Available for Benefits	4

Notes to the Financial Statements	5-20

Supplemental Schedule:

Schedule H, Part IV, Line 4i – Schedule of Assets Held for Investment Purposes	21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Employee Benefit Committee of
PG&E Corporation and Participants of
PG&E Corporation Retirement Savings Plan

We have audited the accompanying statements of net assets available for benefits of PG&E Corporation Retirement Savings Plan (the Plan) as of December 31, 2009 and 2008, and the related statements of changes in net assets available for benefits for the years then ended.  These financial statements are the responsibility of the Plan’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Plan’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for benefits of the Plan as of December 31, 2009 and 2008, and the changes in net assets available for benefits for the years then ended in conformity with U.S. generally accepted accounting principles.

Our audits were performed for the purpose of forming an opinion on the basic financial statements taken as a whole.  The accompanying supplemental schedule of assets held for investment purposes as of December 31, 2009 is presented for the purpose of additional analysis and is not a required part of the basic financial statements but is supplementary information required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974.  The supplemental schedule is the responsibility of the Plan’s management.  The supplemental schedule has been subjected to the auditing procedures applied in our audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

/s/ Morris, Davis and Chan LLP

Oakland, California
June 21, 2010

PG&E CORPORATION
RETIREMENT SAVINGS PLAN

STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS
(in thousands)

	As of December 31,
	2009	2008
ASSETS
Plan interest in Master Trust investments, at fair value	$1,977,846	$1,664,850
Participant loans (1,896 and 1,784 loans outstanding in 2009 and 2008, respectively, and interest rates ranging from 4.25% to 10.50% in 2009 and from 5.00% to 10.50% in 2008)	23,291	19,263
Total investments, at fair value	2,001,137	1,684,113
LIABILITIES
Administrative expenses payable	19	12
Net assets reflecting all investments at fair value	2,001,118	1,684,101
Adjustment from fair value to contract value for fully benefit-responsive investment contracts (Note 2)	10,245	28,895
NET ASSETS AVAILABLE FOR BENEFITS	$2,011,363	$1,712,996

See accompanying Notes to the Financial Statements.

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PG&E CORPORATION
RETIREMENT SAVINGS PLAN

STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS
(in thousands)

	Year ended December 31,
	2009	2008
ADDITIONS TO NET ASSETS ATTRIBUTABLE TO:
Investment Income (Loss):
Plan interest in Master Trust investment income (loss)	$327,097	$(484,767)
Contributions:
Employer	27,038	24,027
Participant	76,994	72,197
Total contributions	104,032	96,224
Total additions, net	431,129	(388,543)
DEDUCTIONS FROM NET ASSETS ATTRIBUTABLE TO:
Benefit distributions to participants	128,123	143,263
Administrative expenses	182	239
Total deductions	128,305	143,502
NET INCREASE (DECREASE) BEFORE ASSET TRANSFERS	302,824	(532,045)
Asset transfers, net	(4,457)	(129,876)
NET INCREASE (DECREASE)	298,367	(661,921)
NET ASSETS AVAILABLE FOR BENEFITS:
Beginning of year	1,712,996	2,374,917
End of year	$2,011,363	$1,712,996

See accompanying Notes to the Financial Statements.

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PG&E CORPORATION
RETIREMENT SAVINGS PLAN

NOTES TO THE FINANCIAL STATEMENTS

1.      DESCRIPTION OF THE PLAN

The following is a brief description of the PG&E Corporation Retirement Savings Plan (“RSP” or the “Plan”).  The RSP Plan document (“Plan Document”) provides a more complete description of the RSP’s provisions.

General – The RSP is a defined contribution plan covering non-union represented employees of PG&E Corporation and all companies owned by PG&E Corporation (collectively, “PG&E Corporation Group”), as designated by the Employee Benefit Committee (“EBC”).  The RSP is subject to the provisions of the Employee Retirement Income Security Act of 1974 (“ERISA”), as amended.

The Board of Directors of PG&E Corporation established the EBC to have oversight over the administration and financial management of affiliated company employee benefit plans. The EBC provides corporate governance and administrative oversight of the RSP.  The EBC retains Fidelity Management Trust Company as the Trustee of the RSP (“Trustee”).

The RSP participates with the PG&E Corporation Retirement Savings Plan for Union-Represented Employees (“Union RSP”), in the PG&E Corporation Retirement Savings Plan Master Trust (“Master Trust”), which holds the investment assets of both plans.  The accompanying financial statements present the assets and liabilities of the RSP only.

Eligibility – Non-union represented employees of the PG&E Corporation Group are eligible to participate in the RSP.

Contributions – Effective March 1, 2009, participating employees may elect to contribute, through payroll deductions, from 1 to 50 percent of their covered compensation, as defined in the Plan Document (“Covered Compensation”).  Prior to March 1, 2009, participating employees could elect to contribute, through payroll deductions, from 1 to 20 percent of their Covered Compensation.  Participating employees’ Covered Compensation for purposes of the RSP is limited by the Internal Revenue Code (the “Code”) to $245,000 for the 2009 plan year and $230,000 for the 2008 plan year.  These elective contributions can be on a pre-tax basis, on an after-tax basis, or on a combination of both pre-tax and after-tax basis.

Participants may also contribute amounts representing distributions from other qualified plans into the RSP.  Pre-tax contributions, earnings on pre-tax and after-tax contributions, employer contributions and any amounts contributed by participants that represent distributions from other qualified plans, are not subject to federal or state income taxes until withdrawn or distributed from the RSP, as set forth by the regulations in the Code.

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As provided by the Code, participant pre-tax contributions may not exceed $16,500 for the 2009 plan year and $15,500 for the 2008 plan year.  All RSP contributions, including pre-tax and after-tax participant contributions and all employer contributions, may not exceed the lesser of 100 percent of the participant’s Covered Compensation or $49,000 for the 2009 plan year and $46,000 for the 2008 plan year.  In addition, as provided by the Code and effective March 1, 2009, participants age 50 and older are permitted to make an additional catch-up deferral contribution of between 1 and 50 percent (between 1 and 20 percent prior to March 1, 2009) of the participant’s Covered Compensation on a pre-tax basis up to a maximum of $5,500 for the 2009 plan year and $5,000 for the 2008 plan year.

Effective March 1, 2009, all participating employees who elect to contribute to the RSP are immediately eligible for a matching employer contribution of 75 percent of their elective employee contributions up to 6 percent of Covered Compensation.  Prior to March 1, 2009, participants receive matching employer contributions of 75 percent of their elective employee contributions up to 3 percent of Covered Compensation for employees with 1 to 3 years of service and up to 6 percent of Covered Compensation for employees with 3 or more years of service.

Participant Accounts – Individual accounts are maintained for each participant in the RSP and each account is credited with the participant’s employee elective contributions, employer contributions, and an allocation of the net investment income (losses) and certain investment management fees of the Master Trust.  Allocations of net investment income (losses) and fees are based on participant account balances as defined in the Plan Document.

Vesting – Employer and participant elective contributions and their related accumulated earnings and losses are 100 percent vested at all times.

Investment Options – The EBC is responsible for the selection of the RSP’s investment fund managers and the selection of the range of investment options.  Neither the EBC nor any of the companies within the PG&E Corporation Group is involved in the investment funds’ day-to-day investment operations.  Individual participants designate the way in which their contributions are invested and may generally change their investment designation at any time.  Employer matching contributions are initially invested in the PG&E Corporation Stock Fund, but participants may reallocate the employer match to the other investment options once it has been credited to their account.  The RSP also offers participants an option of investing in collective investment funds and fully benefit-responsive investment contracts.

In 2009, the following changes were made to the investment options available under the RSP:

A suite of target date funds replaced the previously available asset allocation funds.
An additional 4 funds were added to the existing, 6 core funds available under the Plan.

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A self-directed brokerage link account was added offering participants access to over 4,000 mutual funds, replacing the mutual fund window that has previously given participants access to approximately 200 mutual funds.

Prior to October 2009, certain RSP investment funds are composed of risk-based portfolios of stock and bond funds. The portfolios are rebalanced daily based on the funds’ desired investment strategies.  The RSP’s investments essentially matched their targeted asset allocation as of December 31, 2009 and 2008.

The RSP also contains an Employee Stock Ownership Plan.  This enables the RSP to pay any dividends directly to participants when declared on the PG&E Corporation Stock Fund. Participants may elect to receive their dividends earned from this fund in cash, reinvest their dividends earned from this fund back into the fund, or a combination of both.

Participant Loans – Participants may borrow from their account a minimum of $1,000 up to a maximum equal to the lesser of $50,000 or 50 percent of the market value of the participant’s account balance.  Loans for general purposes have terms ranging up to 5 years and loans for the purchase of a primary residence have terms ranging up to 15 years.  The loans are secured by the balance in the participant’s account and bear interest at a rate equal to the prime rate plus 1 percent, as determined by the Trustee, for the month in which the loan is requested.  The rate is set when participants apply for a loan and remains fixed throughout the duration of the loan term. Principal and interest are paid primarily through payroll deductions and are returned to the participant’s account.  In addition, prior to November 1, 2009, a one-time loan origination fee of $35 and a $3.75 quarterly maintenance fee was charged to participant accounts.  After November 1, 2009, a one-time loan fee of $50 and a $6.25 quarterly maintenance fee is charged to participant accounts. Participants may have up to 3 outstanding loans at any time.

Benefits – Upon termination of service from any company within the PG&E Corporation Group, a participant may elect to receive an amount equal to the participant’s account balance.  The form of payment may be a single lump-sum distribution, periodic payments based on a participant’s life expectancy, or a partial distribution with the remainder paid later.  Participants may also elect to roll all or a portion of their account balances into another qualified plan or account.  Participants whose account balance is $1,000 or less must take a lump-sum distribution of their account balance.  Participants whose account balance is $5,000 or less must either take a lump-sum distribution or rollover their account balance to another qualified plan or IRA.  In the event of a participant’s death, the participant’s beneficiaries will receive the value of the participant’s account balance in a lump-sum payment, except as provided in the Plan Document.  Participants must begin taking minimum distributions from the RSP by April 1 of the calendar year following the year in which they reach the age 70-1/2.

Withdrawals – Except upon death, total disability, termination or retirement, withdrawal of participant account balances requires approval of the Trustee.  Hardship withdrawals and certain in-service withdrawals are permitted subject to Plan provisions.

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Administrative Expenses – Certain costs of administering the RSP, including recordkeeping fees and certain expenses of the Trustee, are shared by the participating companies of the PG&E Corporation Group.  Investment management fees are paid by participants and reduce the investment return reported.

Voting Rights – Each participant is entitled to exercise voting rights attributable to the equivalent shares allocated to the participant’s account in the PG&E Corporation Stock Fund and is notified by the Trustee prior to the time that such rights are to be exercised.  The Trustee is not permitted to vote any share for which a participant has not given instructions.  However, the Trustee is required to vote any unallocated shares on behalf of the collective best interest of the RSP participants and beneficiaries.

Plan Termination – The Board of Directors of PG&E Corporation reserves the right to amend or terminate the Plan at any time subject to the provisions of ERISA.  In the event the RSP is terminated, participants will receive full payment of the balance in their accounts.  No plan assets may revert to PG&E Corporation or any company within the PG&E Corporation Group.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting – The accompanying financial statements of the Plan have been prepared on the accrual basis of accounting in accordance with U.S. generally accepted accounting principles (“GAAP”).

Fair Value Measurements – The Plan’s management determines the fair value of certain assets and liabilities based on assumptions that market participants would use in pricing the assets or liabilities.  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, or the “exit price.”  The Plan’s management utilizes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value and give precedence to observable inputs in determining fair value.  An instrument’s level within the hierarchy is based on the lowest level of any significant input to the fair value measurement.  The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).  Assets and liabilities are classified based on the lowest level of input that is significant to the fair value measurement (see Note 4 below).

Fully Benefit-Responsive Investments – The investment contracts held by a defined contribution plan are required to be reported at fair value.  Contract value, however, is the relevant measurement attributable to fully benefit-responsive investment contracts because contract value is the amount participants would receive if they were to initiate permitted transactions under the terms of the RSP.  The RSP Stable Value Fund (“the Fund”) is composed of fully benefit-responsive investment contracts.  The RSP’s Statements of Net Assets Available for Benefits present the fully benefit-responsive investment contracts at fair value and an adjustment to reflect the contract value (see Note 5 below).

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Use of Estimates – The preparation of financial statements, in conformity with GAAP, requires management to make estimates and assumptions.  These estimates and assumptions affect the reported amounts of assets and liabilities and changes therein, and the disclosure of contingencies.  Actual results could differ from these estimates.

Investment Valuation and Income Recognition – A participant’s interest in the investment funds is represented by participation units allocated on the basis of contributions and assigned a unit value on the basis of the total value of each fund.

The RSP’s investments (except for the Fund and Participant Loans) are stated at fair value.

Interest income, dividends, investment management fees where appropriate, and the net appreciation or depreciation in the fair value of the investments held by the RSP are allocated to the participant’s account each day based upon the account’s proportional share of the fund balance.

Interest income is recognized as it is earned.  Dividends are recorded on the ex-dividend date. Net appreciation or depreciation in the fair value of the RSP’s investments consists of: (1) the net change in unrealized appreciation or depreciation on investments held during the year, and (2) the realized gain or loss recognized on the sale of investments during the year.

Purchases and sales of securities are recorded on a trade date basis.  Realized gains and losses from security transactions are reported on the average cost basis.

Financial Investments with Off-Balance Sheet Risk – The EBC adopted a “Position Statement on Risk Management” that applies to the Master Trust.  This statement recognizes that guidelines for certain plan investment managers allow the use of derivative instruments to achieve investment objectives.  As with other marketable securities, all derivatives are in the custody of the Trustee and are valued daily.  As of and during the years ended December 31, 2009 and 2008, the RSP and the Master Trust held no direct investments in derivative instruments.

Payment of Benefits – Benefit payments to participants are recorded upon distribution.

Adoption of New Accounting Pronouncements – On January 1, 2009, the Plan adopted a new accounting standard issued by the Financial Accounting Standards Board (“FASB”) that provided additional guidance for disclosures of derivative instruments and hedging activities.  The new standard requires an entity to provide qualitative disclosures about its objectives and strategies for using derivative instruments and quantitative disclosures that detail the fair value amounts of, and gains and losses on, derivative instruments.  It also requires disclosures about credit risk-related contingent features of derivative instruments.  The adoption did not have a material impact on the Plan’s financial statements.

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On June 30, 2009, the Plan adopted amended accounting standards issued by the FASB that require additional fair value disclosures.  These amended standards provide guidance on estimating fair value when the volume or the level of activity for an asset or a liability has significantly decreased or when transactions are not orderly when compared with normal market conditions.  In particular, these amended standards call for adjustments to quoted prices or historical transaction data when estimating fair value in such circumstances, and also provide guidance to identify such circumstances.  Furthermore, these amended standards require fair value measurement disclosures to be categorized by major security type (i.e., based on the nature and risks of the security).  The adoption did not have a material impact on the Plan’s financial statements.

On June 30, 2009, the Plan adopted an accounting standard issued by the FASB which established general accounting standards and disclosure for subsequent events.  The standard does not significantly change the prior accounting practice for subsequent events, except for the requirement to disclose the date through which an entity has evaluated subsequent events and the basis for that date.  However, in February 2010, the FASB issued an amended standard that eliminates this requirement, effective immediately.  These standards did not have a material impact on the Plan’s financial statements.

Accounting Pronouncements Issued but Not Yet Adopted – In January 2010, the FASB issued amended accounting standards that require additional fair value disclosures.   The amended standards require disclosures about inputs and valuation techniques used to measure fair value as well as disclosures about significant transfers, beginning in 2010. Additionally, these amended standards require presentation of disaggregated activity within the reconciliation for fair value measurements using significant unobservable inputs (Level 3), beginning in 2011. The Plan is currently evaluating the impact of these amended standards.

3.	MASTER TRUST INVESTMENTS

The RSP’s investment funds are managed by the Trustee or an investment manager, who has discretionary investment authority over the funds.  These funds consist of various underlying investment securities, including mutual funds, common stock, and collective investment funds.  Investment securities, in general, are exposed to various risks, such as interest rate, credit, and overall market volatility.  Due to the level of risk associated with certain investment securities, it is reasonably possible that changes in the values of investment securities will occur in the near term and that such changes could materially affect participants’ account balances and the amounts reported in the Statement of Net Assets Available for Benefits.

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The total Master Trust investments by major category and the RSP’s total share of these investments based on participant account balances are as follows:

	As of December 31,
(in thousands)	2009	2008
Brokerage link account	$355,653	$-
Mutual funds	-	642,437
Employer stock fund	1,157,356	1,093,739
Collective investment funds	1,971,327	1,067,592
Fully benefit-responsive investment contracts	882,978	896,498
Investments at fair value	4,367,314	3,700,266
Adjustment from fair value to contract value for fully benefit-responsive investment contracts	25,415	69,314
Total Master Trust investments	$4,392,729	$3,769,580
Total Master Trust investments by plan:
RSP	$1,988,091	$1,693,745
Union RSP	2,404,638	2,075,835
Total all plans	$4,392,729	$3,769,580

The net investment income (loss) of the Master Trust by major category and the RSP’s total share of this net investment income (loss) based on participant account balances are as follows:

	Year ended December 31,
(in thousands)	2009	2008
Net appreciation (depreciation) in fair value of investments:
Brokerage link account	$8,303	$-
Mutual funds	173,675	(427,289)
Employer stock fund	164,181	(111,600)
Collective investment funds	275,088	(514,501)
Net appreciation (depreciation) in fair value of investments	621,247	(1,053,390)
Net appreciation in contract value of fully benefit-responsive investment contracts	17,570	40,104
Dividends and interest	53,406	66,498
Other investment income	4,590	4,642
Total Master Trust investment income (loss)	$696,813	$(942,146)
Total Master Trust investment income (loss) by plan:
RSP	$327,097	$(484,767)
Union RSP	369,716	(457,379)
Total all plans	$696,813	$(942,146)

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The following investments held by the Plan through the Master Trust represent 5% or more of the Plan’s net assets at December 31, 2009 and 2008:

	As of December 31,
(in thousands)	2009	2008
PG&E Corporation Stock Fund	$420,103	$400,320
RSP Large Company Stock Index Fund	359,824	267,821
RSP Stable Value Fund, at contract value	366,166	402,618
RSP Bond Index Fund	116,289	(1)

(1) Fund was below 5% of the Plan’s net assets at year-end.

4.	FAIR VALUE MEASUREMENTS

The RSP determines the fair value of certain assets and liabilities based on assumptions that market participants would use in pricing the assets or liabilities.  The RSP utilizes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value and give precedence to observable inputs in determining fair value.  An instrument’s level within the hierarchy is based on the lowest level of any significant input to the fair value measurement.  The following levels were established for each input:

Level 1 :  “Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date.”

Level 2 :  “Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.”

Level 3 :  “Unobservable inputs for the asset or liability.”  These are inputs for which there is no market data available, or observable inputs that are adjusted using Level 3 assumptions.

The following tables set forth the fair value hierarchy by level of the recurring fair value of financial instruments as of December 31, 2009 and 2008.  The financial instruments are classified based on the lowest level of input that is significant to the fair value measurement.  The assessment of the significance of a particular input to the fair value measurement requires judgment, and may affect the valuation of fair value assets and liabilities and their placement within the fair value hierarchy levels.

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Fair Value Measurements at December 31, 2009
(in thousands)	Level 1	Level 2	Level 3	Total
Master Trust Investments:
Brokerage link account	$355,653	$-	$-	$355,653
Employer stock fund	-	1,157,356	-	1,157,356
Collective investment funds	-	1,971,327		1,971,327
Fully benefit-responsive investment contracts	-	882,978	-	882,978
Total Master Trust Investments, at Fair Value	$355,653	$4,011,661	$-	$4,367,314

Non-Master Trust Investments:
Participant loans	$-	$-	$23,291	$23,291

Fair Value Measurements at December 31, 2008
(in thousands)	Level 1	Level 2	Level 3	Total
Master Trust Investments:
Mutual funds	$642,437	$-	$-	$642,437
Employer stock fund	-	-	1,093,739	1,093,739
Collective investment funds	-	-	1,067,592	1,067,592
Fully benefit-responsive investment contracts	-	-	896,498	896,498
Total Master Trust Investments, at Fair Value	$642,437	$-	$3,057,829	$3,700,266

Non-Master Trust Investments:
Participant loans	$-	$-	$19,263	$19,263

The fair value measurements incorporate various factors, such as the credit standing of the counterparties involved, the applicable exit market, and specific risks inherent in the financial instrument.

As of December 31, 2009 and 2008, the following is a description of the valuation methodologies used for the financial instruments at fair value:

•
Mutual funds offered to participants either through the Brokerage link account or as direct investment options are generally valued based on unadjusted prices in active markets for identical transactions.  These investments are actively traded on a public exchange and are therefore considered Level 1 assets.

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•
The employer stock fund, collective investment funds, and fully benefit-responsive investment contracts are generally stated at estimated fair value as determined by the issuer based on the unit values of the funds.  Unit values are determined by dividing the fund’s net assets, which represent the unadjusted prices in active markets of the underlying investments, by the number of units outstanding at the valuation date.  Collective investment funds are maintained by investment companies for large institutional investors and are not publicly traded.  Collective investment funds are comprised primarily of underlying securities represented by a variety of asset classes that are publicly traded on exchanges or over-the-counter, and price quotes for the assets held by these funds are readily observable and available.  As of December 31, 2009 and 2008, the employer stock fund, collective investment funds, and fully benefit-responsive contracts trusts are categorized as Level 2 and Level 3 assets, respectively.

•	Participant loans are valued at amortized cost. Because access to the participant loans is restricted and they are not traded on an active exchange, they are considered Level 3 assets.

Level 3 Rollfoward

The following tables are reconciliations of changes in fair value of financial instruments for the years ended December 31, 2009 and 2008 that have been classified as Level 3 in the fair value hierarchy:

Level 3 Rollforward for the Year Ended December 31, 2009
(in thousands)	Employer Stock Fund	Collective Investment Funds	Fully Benefit-Responsive Investment Contracts	Total
Balance at January 1, 2009	$1,093,739	$1,067,592	$896,498	$3,057,829
Realized gains	-	-	-	-
Unrealized losses	-	-	-	-
Adjustment from fair value to contract value for fully benefit-responsive investment contracts	-	-	-	-
Purchases and settlements	-	-	-	-
Transfers in/out of Level 3	(1,093,739)	(1,067,592)	(896,498)	(3,057,829)
Balance at December 31, 2009	$-	$-	$-	$-

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Level 3 Rollforward for the Year Ended December 31, 2008
(in thousands)	Employer Stock Fund	Collective Investment Funds	Fully Benefit-Responsive Investment Contracts	Total
Balance at January 1, 2008	$1,203,651	$1,683,709	$845,704	$3,733,064
Realized gains (losses)	25,115	38,893	17,229	81,237
Unrealized gains (losses)	(136,715)	(553,394)	22,875	(667,234)
Adjustment from fair value to contract value for fully benefit-responsive investment contracts	-	-	(66,241)	(66,241)
Purchases and settlements	1,688	(101,616)	76,931	(22,997)
Transfers in/out of Level 3	-	-	-	-
Balance at December 31, 2008	$1,093,739	$1,067,592	$896,498	$3,057,829

Participant Loans:
(in thousands)	2009	2008
Balance at beginning of year	$19,263	$18,836
Loan issuances, distributions, and repayments - net	4,028	427
Balance at December 31, 2008	$23,291	$19,263

5.	RSP STABLE VALUE FUND

The Master Trust holds investments in the Fund.  The key objectives of the Fund are to provide preservation of principal, earn a reasonable interest crediting rate, and provide daily liquidity at contract value for participant withdrawals and transfers in accordance with the provisions of the Plan.

To accomplish these objectives, the Fund invests primarily in synthetic guaranteed investment contracts (“synthetic GICs”).  Under the synthetic GICs structure, the Fund purchases wrapper contracts (“contracts”) primarily from insurance companies or other financial services institutions.  The underlying investments in the contracts are owned by the Fund and held in the Master Trust for the plan participants.  The realized and unrealized gains and losses on the underlying investments are amortized over the investments’ terms by adjustments to the future interest crediting rate, which is the rate earned by participants in the Fund for the underlying investments.

The future interest crediting rates for the contracts are affected by the level of market interest rates, the amount and timing of participant contributions, transfers and withdrawals, investment returns generated by the underlying investments, and the duration of the underlying investments.  The issuer of the contracts provides assurance that adjustments to the interest crediting rate do not result in a future interest crediting rate that is less than zero.

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The interest crediting rate is the guaranteed rate of return and is reset on a quarterly basis.  The gains and losses in the market value of the underlying investments relative to the contracts’ value are presented in the RSP’s Statements of Net Assets Available for Benefits as the “Adjustment from fair value to contract value for fully benefit-responsive investment contracts.”  The contracts provide for a minimum interest crediting rate of zero percent.

The following table provides a summary of the average yield of the synthetic GICs in the Master Trust at December 31, 2009 and 2008:

	Year ended December 31,
	2009	2008
Based on actual earnings (1)	3.47%	5.93%
Based on interest rate credited to participants (2)	2.25%	3.87%

(1) Computed by dividing the annualized one-day actual earnings of the Fund on the last day of the plan year by the fair value of the investments of the Fund on the same date.
(2) Computed by dividing the annualized one-day earnings credited to participants in the Fund on the last day of the plan year by the fair value of the investments of the Fund on the same date.

The events that would require the contracts to be withdrawn at fair value rather than contract value include termination of the RSP, a material adverse change to the provisions of the RSP, the investment manager or participant election to withdraw from a contract in order to replace the Fund with a different investment option, or failure of a successor plan’s terms (in the event of the spin-off or sale of a division) to meet the contract issuer’s underwriting criteria for issuance of an identical contract.  The events described above, which could result in the payment of benefits at market value rather than contract value, are not probable of occurring in the foreseeable future.

Events that would permit the issuer to terminate a contract upon short notice include the RSP’s loss of its qualified status, unresolved material breaches of responsibilities, or material adverse changes to the provisions of the RSP.  If one of these events was to occur, the contract issuer could terminate at the market value of the underlying investments.

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The RSP Stable Value Fund is composed of the following contracts and underlying investments at December 31, 2009:

(in thousands)	Major Credit Ratings	Investments at Fair Value	Wrap Contracts at Fair Value	Adjustment to Contract Value

Bank of America – 04-022 Contract
Target 2 Fund		$75,323
Target 5 Fund		22,979
Intermediate Core Fund		47,348
Total	AAA/Aaa	145,650	$-	$4,235
ING Life & Annuity 60110 Contract
Target 2 Fund		75,313
Target 5 Fund		22,976
Intermediate Core Fund		47,342
Total	AAA/Aaa	145,631	130	4,234
NATIXIS Financial Products – CDC 1149-02 Contract
Target 2 Fund		75,179
Target 5 Fund		22,935
Intermediate Core Fund		47,258
Total	AAA/Aaa	145,372	-	4,227
Monumental MDA00819TR Contract
Target 2 Fund		75,536
Target 5 Fund		23,044
Intermediate Core Fund		47,482
Total	AAA/Aaa	146,062	130	4,248
State Street Bank 103094 Contract
Target 2 Fund		75,135
Target 5 Fund		22,922
Intermediate Core Fund		47,230
Total	AAA/Aaa	145,287	-	4,224
JP Morgan – APGE01 Contract
Target 2 Fund		75,516
Target 5 Fund		23,038
Intermediate Core Fund		47,469
Total	AAA/Aaa	146,023	86	4,247
Short-term investments	AAA/Aaa	8,607	-	-
TOTAL		$882,632	$346	$25,415

RSP		$355,782	$139	$10,245
Union RSP		526,850	207	15,170
Total all plans		$882,632	$346	$25,415

17

The RSP Stable Value Fund is composed of the following contracts and underlying investments at December 31, 2008:

(in thousands)	Major Credit Ratings	Investments at Fair Value	Wrap Contracts at Fair Value	Adjustment to Contract Value

Bank of America – 04-022 Contract
Target 2 Fund		$71,285
Target 5 Fund		21,036
Intermediate Core Fund		42,579
Total	AAA/Aaa	134,900	$553	$11,537
ING Life & Annuity 60110 Contract
Target 2 Fund		42,573
Target 5 Fund		71,276
Intermediate Core Fund		21,034
Total	AAA/Aaa	134,883	191	11,535
NATIXIS Financial Products – CDC 1149-02 Contract
Target 2 Fund		71,397
Target 5 Fund		21,069
Intermediate Core Fund		42,645
Total	AAA/Aaa	135,111	-	11,555
Monumental MDA00819TR Contract
Target 2 Fund		71,459
Target 5 Fund		21,088
Intermediate Core Fund		42,683
Total	AAA/Aaa	135,230	320	11,565
State Street Bank 103094 Contract
Target 2 Fund		71,405
Target 5 Fund		21,072
Intermediate Core Fund		42,651
Total	AAA/Aaa	135,128	119	11,557
JP Morgan – APGE01 Contract
Target 2 Fund		71,459
Target 5 Fund		21,088
Intermediate Core Fund		42,683
Total	AAA/Aaa	135,230	383	11,565
Short-term investments	AAA/Aaa	84,450	-	-
TOTAL		$894,932	$1,566	$69,314

RSP		$373,070	$653	$28,895
Union RSP		521,862	913	40,419
Total all plans		$894,932	$1,566	$69,314

18

6.	RELATED-PARTY TRANSACTIONS

Certain RSP investments, including investments held in the Master Trust, are shares of funds managed by the Trustee.  The RSP also invests in PG&E Corporation common stock.  These transactions qualify as party-in-interest transactions under ERISA.

The party-in-interest transactions for the RSP comprised the following investments:

(in thousands)	As of December 31,
	2009	2008

PG&E Corporation Stock Fund	$420,103	$400,320
Fidelity managed funds	117,129	212,148
Total party-in-interest investments	$537,232	$612,468

7.	FEDERAL INCOME TAX STATUS

The Internal Revenue Service (“IRS”) has ruled that the RSP is a qualified tax-exempt plan under Section 401(a) and Section 401(k) of the Code.  Accordingly, no provision for federal income taxes has been recorded in the RSP’s financial statements.  Furthermore, participating employees are not liable for federal income tax on amounts allocated to their accounts attributable to: (1) pre-tax participant contributions, (2) reinvested dividends, earnings, and interest income on both pre-tax and after-tax contributions, or (3) employer contributions, until the time that they withdraw such amounts from the RSP.

PG&E Corporation received a favorable tax determination letter from the IRS on March 3, 2003.  Accordingly, PG&E Corporation believes that the RSP is designed and continues to operate in accordance with the applicable requirements of the Code.

In addition, on December 30, 2009, PG&E Corporation filed an application for a new favorable tax determination letter from the IRS.  However, as of the date hereof, the IRS has not ruled on that application.

8.	SUBSEQUENT EVENTS

In preparing the financial statements, transactions and events were evaluated for potential recognition.  Plan management determined that there are no subsequent transactions that require disclosure to or adjustment in the financial statements.

19

9.	RECONCILIATION OF FINANCIAL STATEMENTS TO FORM 5500

The following is a reconciliation of net assets available for benefits and related changes in net assets available for benefits per the financial statements to the Form 5500:

(in thousands)	As of December 31,
	2009	2008
Statements of Net Assets Available for Benefits:
Net assets available for benefits per the financial statements	$2,011,363	$1,712,996
Adjustment from contact value to fair value for fully benefit-responsive investment contracts	(10,245)	(28,895)
Net assets available for benefits per the Form 5500	$2,001,118	$1,684,101

	Year ended December 31,
(in thousands)	2009	2008
Statements of Changes in Net Assets Available for Benefits:
Plan interest in Master Trust investment income (loss) per the financial statements	$327,097	$(484,767)
Adjustment from contact value to fair value for fully benefit-responsive investment contracts	18,650	(27,489)
Plan investment income (loss) per the Form 5500	$345,747	$(512,256)

20

PG&E CORPORATION
RETIREMENT SAVINGS PLAN

EIN      #:  94-3234914
PLAN  #:  001

FORM 5500, SCHEDULE H, PART IV, LINE 4i –
SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
AS OF DECEMBER 31, 2009

(in thousands)
(a)	(b)	(c)	(d)	(e)
	Identity of Issue, Borrower, Lessor, or Similar Party	Description of Investment, Including Maturity Date, Rate of Interest, Collateral, Par, or Maturity Value	Cost	Current Value

*	Participant loans	4.25% - 10.50%	$-	$23,291

(*) Represents party-in-interest, as defined under ERISA.

21

PG&E CORPORATION

RETIREMENT SAVINGS PLAN FOR
UNION-REPRESENTED EMPLOYEES

FINANCIAL STATEMENTS

AND SUPPLEMENTAL SCHEDULE

TOGETHER WITH REPORT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

YEARS ENDED DECEMBER 31, 2009 AND 2008

PG&E CORPORATION
RETIREMENT SAVINGS PLAN FOR UNION-REPRESENTED EMPLOYEES

TABLE OF CONTENTS

Page

Report of Independent Registered Public Accounting Firm	2

Financial Statements:

Statements of Net Assets Available for Benefits	3

Statements of Changes in Net Assets Available for Benefits	4

Notes to the Financial Statements	5-20

Supplemental Schedule:

Schedule H, Part IV, Line 4i – Schedule of Assets Held for Investment Purposes	21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Employee Benefit Committee of
PG&E Corporation and Participants of
PG&E Corporation Retirement Savings Plan for Union-Represented Employees

We have audited the accompanying statements of net assets available for benefits of PG&E Corporation Retirement Savings Plan for Union-Represented Employees (the Plan) as of December 31, 2009 and 2008, and the related statements of changes in net assets available for benefits for the years then ended.  These financial statements are the responsibility of the Plan’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Plan’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for benefits of the Plan as of December 31, 2009 and 2008, and the changes in net assets available for benefits for the years then ended in conformity with U.S. generally accepted accounting principles.

Our audits were performed for the purpose of forming an opinion on the basic financial statements taken as a whole.  The accompanying supplemental schedule of assets held for investment purposes as of December 31, 2009 is presented for the purpose of additional analysis and is not a required part of the basic financial statements but is supplementary information required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974.  The supplemental schedule is the responsibility of the Plan’s management.  The supplemental schedule has been subjected to the auditing procedures applied in our audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

/s/ Morris, Davis and Chan LLP

Oakland, California
June 21, 2010

PG&E CORPORATION
RETIREMENT SAVINGS PLAN FOR UNION-REPRESENTED EMPLOYEES

STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS
(in thousands)

	As of December 31,
	2009	2008
ASSETS
Plan interest in Master Trust investments, at fair value	$2,389,468	$2,035,416
Participant loans (5,760 and 5,398 loans outstanding in 2009 and 2008, respectively, and interest rates ranging from 4.25% to 10.50% in 2009 and from 5.00% to 10.50% in 2008)	56,882	45,942
Total investments, at fair value	2,446,350	2,081,358
LIABILITIES
Administrative expenses payable	61	38
Net assets reflecting all investments at fair value	2,446,289	2,081,320
Adjustment from fair value to contract value for fully benefit-responsive investment contracts (Note 2)	15,170	40,419
NET ASSETS AVAILABLE FOR BENEFITS	$2,461,459	$2,121,739

See accompanying Notes to the Financial Statements.

PG&E CORPORATION
RETIREMENT SAVINGS PLAN FOR UNION-REPRESENTED EMPLOYEES

STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS
(in thousands)

	Year ended December 31,
	2009	2008
ADDITIONS TO NET ASSETS ATTRIBUTABLE TO:
Investment Income (Loss):
Plan interest in Master Trust investment income (loss)	$369,716	$(457,379)
Contributions:
Employer	24,712	23,508
Participant	108,033	105,972
Total contributions	132,745	129,480
Total additions, net	502,461	(327,899)
DEDUCTIONS FROM NET ASSETS ATTRIBUTABLE TO:
Benefit distributions to participants	166,900	176,260
Administrative expenses	298	408
Total deductions	167,198	176,668
NET INCREASE (DECREASE) BEFORE ASSET TRANSFERS	335,263	(504,567)
Asset transfers, net	4,457	129,876
NET INCREASE (DECREASE)	339,720	(374,691)
NET ASSETS AVAILABLE FOR BENEFITS:
Beginning of year	2,121,739	2,496,430
End of year	$2,461,459	$2,121,739

See accompanying Notes to the Financial Statements.

PG&E CORPORATION
RETIREMENT SAVINGS PLAN
FOR UNION-REPRESENTED EMPLOYEES

NOTES TO THE FINANCIAL STATEMENTS

1.      DESCRIPTION OF PLAN

The following is a brief description of the PG&E Corporation Retirement Savings Plan for Union-Represented Employees (“Union RSP” or the “Plan”).  The Union RSP Plan document (“Plan Document”) provides a more complete description of the Union RSP’s provisions.

General – The Union RSP is a defined contribution plan covering union-represented employees of PG&E Corporation and all companies owned by PG&E Corporation (collectively, “PG&E Corporation Group”), as designated by the Employee Benefit Committee (“EBC”). Pacific Gas and Electric Company had participants in this plan during 2009 and 2008.  The Union RSP is subject to the provisions of the Employee Retirement Income Security Act of 1974, (“ERISA”), as amended.

The Board of Directors of PG&E Corporation established the EBC to have oversight over the administration and financial management of affiliated company employee benefit plans. The EBC provides corporate governance and administrative oversight of the Union RSP. The EBC retains Fidelity Management Trust Company as the Trustee of the Union RSP (“Trustee”).

The Union RSP participates with the PG&E Corporation Retirement Savings Plan (“RSP”), in the PG&E Corporation Retirement Savings Plan Master Trust (“Master Trust”), which holds the investment assets of both plans. The accompanying financial statements present the assets and liabilities of the Union RSP only.

Eligibility – Most union-represented employees of the PG&E Corporation Group are eligible to participate in the Union RSP.

Contributions – Participating employees may elect to contribute, through payroll deductions, from 1 to 20 percent of their covered compensation, as defined in the Plan Document (“Covered Compensation”). Participating employees’ Covered Compensation for purposes of the Union RSP is limited by the Internal Revenue Code (the “Code”), to $245,000 for the 2009 plan year and $230,000 for the 2008 plan year. These elective contributions can be on a pre-tax basis, on an after-tax basis, or on a combination of both pre-tax and after-tax basis.

Participants may also contribute amounts representing distributions from other qualified plans into the Union RSP. Pre-tax contributions, earnings on pre-tax and after-tax contributions, employer contributions and any amounts contributed by participants that represent distributions from other qualified plans, are not subject to federal or state income taxes until withdrawn or distributed from the Union RSP, as set forth by the regulations in the Code.

As provided by the Code, participant pre-tax contributions may not exceed $16,500 for the 2009 plan year and $15,500 for the 2008 plan year.  All Union RSP contributions, including pre-tax and after-tax participant contributions and all employer contributions, may not exceed the lesser of 100 percent of the participant’s Covered Compensation or $49,000 for the 2009 plan year and $46,000 for the 2008 plan year.  In addition, as provided by the Code, participants age 50 and older are permitted to make an additional catch-up deferral contribution of between 1 and 20 percent of the participant’s Covered Compensation on a pre-tax basis up to a maximum of $5,500 for the 2009 plan year and $5,000 for the 2008 plan year.

Matching employer contributions are made on behalf of all eligible employees who elect to contribute to the Union RSP. Effective October 1, 2003, matching employer contributions for participants are made in the following percentages according to years of service:

Length of Service	Matching Employer Contribution
Less than 1 year of service	No employer match

1 year or more but less than 3 years of service	50 percent of the participant’s pre-tax and/ or after-tax contributions up to 3 percent of the eligible employee’s covered compensation

3 years of service or more	50 percent of the participant’s pre-tax and/ or after-tax contributions up to 6 percent of the eligible employee’s covered compensation

Participant Accounts – Individual accounts are maintained for each participant in the Union RSP and each account is credited with the participant’s employee elective contributions, employer contributions, and an allocation of the net investment income (losses) and certain investment management fees of the Master Trust. Allocations of net investment income (losses) and fees are based on participant account balances, as defined in the Plan Document.

Vesting – Employer and participant elective contributions and their related accumulated earnings and losses are 100 percent vested at all times.

Investment Options – The EBC is responsible for the selection of the Union RSP’s investment fund managers and the selection of the range of investment options. Neither the EBC nor any of the companies within the PG&E Corporation Group is involved in the investment funds’ day-to-day investment operations. Individual participants designate the way in which their contributions are invested and may generally change their investment designation at any time. Employer matching contributions are initially invested in the PG&E Corporation Stock Fund, but participants may reallocate the employer match to the other investment options once it has been credited to their account.  In addition, the RSP offers participants an option of investing in collective investments funds and fully benefit-responsive investment contracts.

In 2009, the following changes were made to the investment options available under the Union RSP:

A suite of target date funds replaced the previously available asset allocation funds.
An additional 4 funds were added to the existing, 6 core funds available under the Plan.

A self-directed brokerage link account was added offering participants access to over 4,000 mutual funds, replacing the mutual fund window that has previously given participants access to approximately 200 mutual funds.

Prior to October 2009, certain Union RSP investment funds are composed of risk-based portfolios of stock and bond funds. The portfolios are rebalanced daily based on the funds’ desired investment strategies. The Union RSP’s investments essentially matched their targeted asset allocation as of December 31, 2009 and 2008.

The Union RSP also contains an Employee Stock Ownership Plan. This enables the Union RSP to pay any dividends directly to participants when declared on the PG&E Corporation Stock Fund. Participants may elect to receive their dividends earned from this fund in cash, reinvest their dividends earned from this fund back into the fund, or a combination of both.

Participant Loans – Participants may borrow from their account a minimum of $1,000 up to a maximum equal to the lesser of $50,000 or 50 percent of the market value of the participant’s account balance. Loans for general purposes have terms ranging up to 5 years and loans for the purchase of a primary residence have terms ranging up to 15 years. The loans are secured by the balance in the participant’s account and bear interest at a rate equal to the prime rate plus 1 percent, as determined by the Trustee, for the month in which the loan is requested. The rate is set when participants apply for a loan and remains fixed throughout the duration of the loan term. Principal and interest are paid primarily through payroll deductions and are returned to the participant’s account. In addition, prior to November 1, 2009, a one-time loan origination fee of $35 and a $3.75 quarterly maintenance fee was charged to participant accounts.  After November 1, 2009, a one-time loan fee of $50 and a $6.25 quarterly maintenance fee is charged to participant accounts. Participants may have up to 3 outstanding loans at any time.

Benefits – Upon termination of service from any company within the PG&E Corporation Group, a participant may elect to receive an amount equal to the participant’s account balance. The form of payment may be a single lump-sum distribution, periodic payments based on a participant’s life expectancy, or a partial distribution with the remainder paid later. Participants may also elect to roll all or a portion of their account balances into another qualified plan or account. Participants whose account balance is $1,000 or less must take a lump-sum distribution of their account balance. Participants whose account balance is $5,000 or less must either take a lump-sum distribution or rollover their account balance to another qualified plan or IRA. In the event of a participant’s death, the participant’s beneficiaries will receive the value of the participant’s account balance in a lump-sum payment, except as provided in the Plan Document. Participants must begin taking minimum distributions from the Union RSP by April 1 of the calendar year following the year in which they reach the age 70-1/2.

Withdrawals – Except upon death, total disability, termination or retirement, withdrawal of participant account balances requires approval of the Trustee. Hardship withdrawals and certain in-service withdrawals are permitted subject to Plan provisions.

Administrative Expenses – Certain costs of administering the Union RSP, including recordkeeping fees and certain expenses of the Trustee, are shared by the participating companies of the PG&E Corporation Group. Investment management fees are paid by participants and reduce the investment return reported.

Voting Rights – Each participant is entitled to exercise voting rights attributable to the equivalent shares allocated to the participant’s account in the PG&E Corporation Stock Fund and is notified by the Trustee prior to the time that such rights are to be exercised. The Trustee is not permitted to vote any share for which a participant has not given instructions. However, the Trustee is required to vote any unallocated shares on behalf of the collective best interest of the Union RSP participants and beneficiaries.

Plan Termination – The Board of Directors of PG&E Corporation reserves the right to amend or terminate the Plan at any time subject to the provisions of ERISA. In the event the Union RSP is terminated, participants will receive full payment of the balance in their accounts. No plan assets may revert to PG&E Corporation or any company within the PG&E Corporation Group.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting – The accompanying financial statements of the Plan have been prepared on the accrual basis of accounting in accordance with U.S. generally accepted accounting principles (“GAAP”).

Fair Value Measurements – The Plan’s management determines the fair value of certain assets and liabilities based on assumptions that market participants would use in pricing the assets or liabilities.  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, or the “exit price.”  The Plan’s management utilizes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value and give precedence to observable inputs in determining fair value.  An instrument’s level within the hierarchy is based on the lowest level of any significant input to the fair value measurement.  The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).  Assets and liabilities are classified based on the lowest level of input that is significant to the fair value measurement (see Note 4 below).

Fully Benefit-Responsive Investments – The investment contracts held by a defined contribution plan are required to be reported at fair value.  Contract value, however, is the relevant measurement attributable to fully benefit-responsive investment contracts because contract value is the amount participants would receive if they were to initiate permitted transactions under the terms of the RSP.  The RSP Stable Value Fund (“the Fund”) is composed of fully benefit-responsive investment contracts.  The Union RSP’s Statements of Net Assets Available for Benefits present the fully benefit-responsive investment contracts at fair value and an adjustment to reflect the contract value (see Note 5 below).

Use of Estimates – The preparation of financial statements, in conformity with GAAP, requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and changes therein, and the disclosure of contingencies. Actual results could differ from these estimates.

Investment Valuation and Income Recognition – A participant’s interest in the investment funds is represented by participation units allocated on the basis of contributions and assigned a unit value on the basis of the total value of each fund.

The Union RSP’s investments (except for the Fund and Participant Loans) are stated at fair value.

Interest income, dividends, investment management fees where appropriate, and the net appreciation or depreciation in the fair value of the investments held by the Union RSP are allocated to the participant’s account each day based upon the account’s proportional share of the fund balance.

Interest income is recognized as it is earned.  Dividends are recorded on the ex-dividend date. Net appreciation or depreciation in the fair value of the Union RSP’s investments consists of: (1) the net change in unrealized appreciation or depreciation on investments held during the year, and (2) the realized gain or loss recognized on the sale of investments during the year.

Purchases and sales of securities are recorded on a trade date basis. Realized gains and losses from security transactions are reported on the average cost basis.

Financial Investments with Off-Balance Sheet Risk – The EBC adopted a “Position Statement on Risk Management” that applies to the Master Trust. This statement recognizes that guidelines for certain plan investment managers allow the use of derivative instruments to achieve investment objectives.  As with other marketable securities, all derivatives are in the custody of the Trustee and are valued daily. As of and during the years ended December 31, 2009 and 2008, the Union RSP and the Master Trust held no direct investments in derivative instruments.

Payment of Benefits – Benefit payments to participants are recorded upon distribution.

Adoption of New Accounting Pronouncements – On January 1, 2009, the Plan adopted a new accounting standard issued by the Financial Accounting Standards Board (“FASB”) that provided additional guidance for disclosures of derivative instruments and hedging activities.  The new standard requires an entity to provide qualitative disclosures about its objectives and strategies for using derivative instruments and quantitative disclosures that detail the fair value amounts of, and gains and losses on, derivative instruments.  It also requires disclosures about credit risk-related contingent features of derivative instruments.  The adoption did not have a material impact on the Plan’s financial statements.

On June 30, 2009, the Plan adopted amended accounting standards issued by the FASB that require additional fair value disclosures.  These amended standards provide guidance on estimating fair value when the volume or the level of activity for an asset or a liability has significantly decreased or when transactions are not orderly when compared with normal market conditions.  In particular, these amended standards call for adjustments to quoted prices or historical transaction data when estimating fair value in such circumstances, and also provide guidance to identify such circumstances.  Furthermore, these amended standards require fair value measurement disclosures to be categorized by major security type (i.e., based on the nature and risks of the security).  The adoption did not have a material impact on the Plan’s financial statements.

On June 30, 2009, the Plan adopted an accounting standard issued by the FASB which established general accounting standards and disclosure for subsequent events.  The standard does not significantly change the prior accounting practice for subsequent events, except for the requirement to disclose the date through which an entity has evaluated subsequent events and the basis for that date.  However, in February 2010, the FASB issued an amended standard that eliminates this requirement, effective immediately.  These standards did not have a material impact on the Plan’s financial statements.

Accounting Pronouncements Issued but Not Yet Adopted – In January 2010, the FASB issued amended accounting standards that require additional fair value disclosures.   The amended standards require disclosures about inputs and valuation techniques used to measure fair value as well as disclosures about significant transfers, beginning in 2010. Additionally, these amended standards require presentation of disaggregated activity within the reconciliation for fair value measurements using significant unobservable inputs (Level 3), beginning in 2011. The Plan is currently evaluating the impact of these amended standards.

3.      MASTER TRUST INVESTMENTS

The Union RSP’s investment funds are managed by the Trustee or an investment manager, who has discretionary investment authority over the funds. These funds consist of various underlying investment securities, including mutual funds, common stock, and collective investment funds.  Investment securities, in general, are exposed to various risks, such as interest rate, credit, and overall market volatility. Due to the level of risk associated with certain investment securities, it is reasonably possible that changes in the values of investment securities will occur in the near term and that such changes could materially affect participants’ account balances and the amounts reported in the Statement of Net Assets Available for Benefits.

The total Master Trust investments by major category and the Union RSP’s total share of these investments based on participant account balances are as follows:

(in thousands)	As of December 31,
	2009	2008
Brokerage link account	$355,653	$-
Mutual funds	-	642,437
Employer stock fund	1,157,356	1,093,739
Collective investment funds	1,971,327	1,067,592
Fully benefit-responsive investment contracts	882,978	896,498
Investments at fair value	4,367,314	3,700,266
Adjustment from fair value to contract value for fully benefit- responsive investment contracts	25,415	69,314
Total Master Trust investments	$4,392,729	$3,769,580
Total Master Trust investments by plan:
Union RSP	$2,404,638	$2,075,835
RSP	1,988,091	1,693,745
Total all plans	$4,392,729	$3,769,580

The net investment income (loss) of the Master Trust by major category and the Union RSP’s total share of this net investment income (loss) based on participant account balances are as follows:

(in thousands)	Year ended December 31,
	2009	2008
Net appreciation (depreciation) in fair value of investments:
Brokerage link account	$8,303	$-
Mutual funds	173,675	(427,289)
Employer stock fund	164,181	(111,600)
Collective investment funds	275,088	(514,501)
Net appreciation (depreciation) in fair value of investments	621,247	(1,053,390)
Net appreciation in contract value of fully benefit-responsive investment contracts	17,570	40,104
Dividends and interest	53,406	66,498
Other investment income	4,590	4,642
Total Master Trust investment income (loss)	$696,813	$(942,146)
Total Master Trust investment income (loss) by plan:
Union RSP	$369,716	$(457,379)
RSP	327,097	(484,767)
Total all plans	$696,813	$(942,146)

The following investments held by the Plan through the Master Trust represent 5% or more of the Plan’s net assets at December 31, 2009 and 2008:

	As of December 31,
(in thousands)	2009	2008
PG&E Corporation Stock Fund	$737,253	$693,419
RSP Large Company Stock Index Fund	338,792	253,901
RSP Stable Value Fund, at contract value	542,227	563,194

4.	FAIR VALUE MEASUREMENTS

The RSP determines the fair value of certain assets and liabilities based on assumptions that market participants would use in pricing the assets or liabilities.  The RSP utilizes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value and give precedence to observable inputs in determining fair value.  An instrument’s level within the hierarchy is based on the lowest level of any significant input to the fair value measurement.  The following levels were established for each input:

Level 1 :  “Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date.”

Level 2 :  “Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.”

Level 3 :  “Unobservable inputs for the asset or liability.”  These are inputs for which there is no market data available, or observable inputs that are adjusted using Level 3 assumptions.

The following tables set forth the fair value hierarchy by level of the recurring fair value of financial instruments as of December 31, 2009 and 2008.  The financial instruments are classified based on the lowest level of input that is significant to the fair value measurement.  The assessment of the significance of a particular input to the fair value measurement requires judgment, and may affect the valuation of fair value assets and liabilities and their placement within the fair value hierarchy levels.

Fair Value Measurements at December 31, 2009
(in thousands)	Level 1	Level 2	Level 3	Total
Master Trust Investments:
Brokerage link account	$355,653	$-	$-	$355,653
Employer stock fund	-	1,157,356	-	1,157,356
Collective investment funds	-	1,971,327	-	1,971,327
Fully benefit-responsive investment contracts	-	882,978	-	882,978
Total Master Trust Investments, at Fair Value	$355,653	$4,011,661	$-	$4,367,314

Non-Master Trust Investments:
Participant loans	$-	$-	$56,882	$56,882

Fair Value Measurements at December 31, 2008
(in thousands)	Level 1	Level 2	Level 3	Total
Master Trust Investments:
Mutual funds	$642,437	$-	$-	$642,437
Employer stock fund	-	-	1,093,739	1,093,739
Collective investment funds	-	-	1,067,592	1,067,592
Fully benefit-responsive investment contracts	-	-	896,498	896,498
Total Master Trust Investments, at Fair Value	$642,437	$-	$3,057,829	$3,700,266

Non-Master Trust Investments:
Participant loans	$-	$-	$45,942	$45,942

The fair value measurements incorporate various factors, such as the credit standing of the counterparties involved, the applicable exit market, and specific risks inherent in the financial instrument.

As of December 31, 2009 and 2008, the following is a description of the valuation methodologies used for the financial instruments at fair value:

•
Mutual funds offered to participants either through the Brokerage link account or as direct investment options are generally valued based on unadjusted prices in active markets for identical transactions.  These investments are actively traded on a public exchange and are therefore considered Level 1 assets.

•
The employer stock fund, collective investment funds, and fully benefit-responsive investment contracts are generally stated at estimated fair value as determined by the issuer based on the unit values of the funds.  Unit values are determined by dividing the fund’s net assets, which represent the unadjusted prices in active markets of the underlying investments, by the number of units outstanding at the valuation date.  Collective investment funds are maintained by investment companies for large institutional investors and are not publicly traded.  Collective investment funds are comprised primarily of underlying securities represented by a variety of asset classes that are publicly traded on exchanges or over-the-counter, and price quotes for the assets held by these funds are readily observable and available.  As of December 31, 2009 and 2008, the employer stock fund, collective investment funds, and fully benefit-responsive contracts trusts are categorized as Level 2 and Level 3 assets, respectively.

•	Participant loans are valued at amortized cost. Because access to the participant loans is restricted and they are not traded on an active exchange, they are considered Level 3 assets.

Level 3 Rollfoward

The following tables are reconciliations of changes in fair value of financial instruments for the year ended December 31, 2009 and 2008 that have been classified as Level 3 in the fair value hierarchy:

Level 3 Rollforward for the Year Ended December 31, 2009
(in thousands)	Employer Stock Fund	Collective Investment Funds	Fully Benefit-Responsive Investment Contracts	Total
Balance at January 1, 2009	$1,093,739	$1,067,592	$896,498	$3,057,829
Realized gains	-	-	-	-
Unrealized losses	-	-	-	-
Adjustment from fair value to contract value for fully benefit-responsive investment contracts	-	-	-	-
Purchases and settlements	-	-	-	-
Transfers in/out of Level 3	(1,093,739)	(1,067,592)	(896,498)	(3,057,829)
Balance at December 31, 2009	$-	$-	$-	$-

Level 3 Rollforward for the Year Ended December 31, 2008
(in thousands)	Employer Stock Fund	Collective Investment Funds	Fully Benefit-Responsive Investment Contracts	Total
Balance at January 1, 2008	$1,203,651	$1,683,709	$845,704	$3,733,064
Realized gains (losses)	25,115	38,893	17,229	81,237
Unrealized gains (losses)	(136,715)	(553,394)	22,875	(667,234)
Adjustment from fair value to contract value for fully benefit-responsive investment contracts	-	-	(66,241)	(66,241)
Purchases and settlements	1,688	(101,616)	76,931	(22,997)
Transfers in/out of Level 3	-	-	-	-
Balance at December 31, 2008	$1,093,739	$1,067,592	$896,498	$3,057,829

Participant Loans:
(in thousands)	2009	2008
Balance at beginning of year	$45,942	$40,171
Loan issuances, distributions, and repayments - net	10,940	5,771
Balance at December 31, 2008	$56,882	$45,942

5.	RSP STABLE VALUE FUND

The Master Trust holds investments in the Fund. The key objectives of the Fund are to provide preservation of principal, earn a reasonable interest crediting rate, and provide daily liquidity at contract value for participant withdrawals and transfers in accordance with the provisions of the Plan.

To accomplish these objectives, the Fund invests primarily in synthetic guaranteed investment contracts (“synthetic GICs”). Under the synthetic GICs structure, the Fund purchases wrapper contracts (“contracts”) primarily from insurance companies or other financial services institutions. The underlying investments in the contracts are owned by the Fund and held in the Master Trust for the plan participants. The realized and unrealized gains and losses on the underlying investments are amortized over the investments’ terms by adjustments to the future interest crediting rate, which is the rate earned by participants in the Fund for the underlying investments.

The future interest crediting rates for the contracts are affected by the level of market interest rates, the amount and timing of participant contributions, transfers and withdrawals, investment returns generated by the underlying investments, and the duration of the underlying investments. The issuer of the contracts provides assurance that adjustments to the interest crediting rate do not result in a future interest crediting rate that is less than zero.

The interest crediting rate is the guaranteed rate of return and is reset on a quarterly basis. The gains and losses in the market value of the underlying investments relative to the contracts’ value are presented in the Union RSP’s Statements of Net Assets Available for Benefits as the “Adjustment from fair value to contract value for fully benefit-responsive investment contracts.” The contracts provide for a minimum interest crediting rate of zero percent.

The following table provides a summary of the average yield of the synthetic GICs in the Master Trust at December 31, 2009 and 2008:

	Year ended December 31,
	2009	2008
Based on actual earnings (1)	3.47%	5.93%
Based on interest rate credited to participants (2)	2.25%	3.87%

(1) Computed by dividing the annualized one-day actual earnings of the Fund on the last day of the plan year by the fair value of the investments of the Fund on the same date.
(2) Computed by dividing the annualized one-day earnings credited to participants in the Fund on the last day of the plan year by the fair value of the investments of the Fund on the same date.

The events that would require the contracts to be withdrawn at fair value rather than contract value include termination of the Union RSP, a material adverse change to the provisions of the Union RSP, the investment manager or participant election to withdraw from a contract in order to replace the Fund with a different investment option, or failure of a successor plan’s terms (in the event of the spin-off or sale of a division) to meet the contract issuer’s underwriting criteria for issuance of an identical contract. The events described above, which could result in the payment of benefits at market value rather than contract value, are not probable of occurring in the foreseeable future.

Events that would permit the issuer to terminate a contract upon short notice include the Union RSP’s loss of its qualified status, unresolved material breaches of responsibilities, or material adverse changes to the provisions of the Union RSP. If one of these events was to occur, the contract issuer could terminate at the market value of the underlying investments.

The RSP Stable Value Fund is composed of the following contracts and underlying investments at December 31, 2009:

(in thousands)	Major Credit Ratings	Investments at Fair Value	Wrap Contracts at Fair Value	Adjustment to Contract Value

Bank of America – 04-022 Contract
Target 2 Fund		$75,323
Target 5 Fund		22,979
Intermediate Core Fund		47,348
Total	AAA/Aaa	145,650	$-	$4,235
ING Life & Annuity 60110 Contract
Target 2 Fund		75,313
Target 5 Fund		22,976
Intermediate Core Fund		47,342
Total	AAA/Aaa	145,631	130	4,234
NATIXIS Financial Products – CDC 1149-02 Contract
Target 2 Fund		75,179
Target 5 Fund		22,935
Intermediate Core Fund		47,258
Total	AAA/Aaa	145,372	-	4,227
Monumental MDA00819TR Contract
Target 2 Fund		75,536
Target 5 Fund		23,044
Intermediate Core Fund		47,482
Total	AAA/Aaa	146,062	130	4,248
State Street Bank 103094 Contract
Target 2 Fund		75,135
Target 5 Fund		22,922
Intermediate Core Fund		47,230
Total	AAA/Aaa	145,287	-	4,224
JP Morgan – APGE01 Contract
Target 2 Fund		75,516
Target 5 Fund		23,038
Intermediate Core Fund		47,469
Total	AAA/Aaa	146,023	86	4,247
Short-term investments	AAA/Aaa	8,607	-	-
TOTAL		$882,632	$346	$25,415

Union RSP		$526,850	$207	$15,170
RSP		355,782	139	10,245
Total all plans		$882,632	$346	$25,415

The RSP Stable Value Fund is composed of the following contracts and underlying investments at December 31, 2008:

(in thousands)	Major Credit Ratings	Investments at Fair Value	Wrap Contracts at Fair Value	Adjustment to Contract Value

Bank of America – 04-022 Contract
Target 2 Fund		$71,285
Target 5 Fund		21,036
Intermediate Core Fund		42,579
Total	AAA/Aaa	134,900	$553	$11,537
ING Life & Annuity 60110 Contract
Target 2 Fund		42,573
Target 5 Fund		71,276
Intermediate Core Fund		21,034
Total	AAA/Aaa	134,883	191	11,535
NATIXIS Financial Products – CDC 1149-02 Contract
Target 2 Fund		71,397
Target 5 Fund		21,069
Intermediate Core Fund		42,645
Total	AAA/Aaa	135,111	-	11,555
Monumental MDA00819TR Contract
Target 2 Fund		71,459
Target 5 Fund		21,088
Intermediate Core Fund		42,683
Total	AAA/Aaa	135,230	320	11,565
State Street Bank 103094 Contract
Target 2 Fund		71,405
Target 5 Fund		21,072
Intermediate Core Fund		42,651
Total	AAA/Aaa	135,128	119	11,557
JP Morgan – APGE01 Contract
Target 2 Fund		71,459
Target 5 Fund		21,088
Intermediate Core Fund		42,683
Total	AAA/Aaa	135,230	383	11,565
Short-term investments	AAA/Aaa	84,450	-	-
TOTAL		$894,932	$1,566	$69,314

Union RSP		$521,862	$913	$40,419
RSP		373,070	653	28,895
Total all plans		$894,932	$1,566	$69,314

 6.      RELATED-PARTY TRANSACTIONS

Certain Union RSP investments, including investments held in the Master Trust, are shares of funds managed by the Trustee.  The Union RSP also invests in PG&E Corporation common stock.  These transactions qualify as party-in-interest transactions under ERISA.

The party-in-interest transactions for the Union RSP comprised the following investments:

(in thousands)	As of December 31,
	2009	2008

PG&E Corporation Stock Fund	$737,253	$693,419
Fidelity managed funds	92,772	175,465
Total party-in-interest investments	$830,025	$868,884

7.	FEDERAL INCOME TAX STATUS

The Internal Revenue Service (“IRS”) has ruled that the Union RSP is a qualified tax-exempt plan under Section 401(a) and Section 401(k) of the Code.  Accordingly, no provision for federal income taxes has been recorded in the Union RSP’s financial statements. Furthermore, participating employees are not liable for federal income tax on amounts allocated to their accounts attributable to: (1) pre-tax participant contributions, (2) reinvested dividends, earnings, and interest income on both pre-tax and after-tax contributions, or (3) employer contributions, until the time that they withdraw such amounts from the Union RSP.

PG&E Corporation received a favorable tax determination letter from the IRS on March 17, 2004.  Accordingly, PG&E Corporation believes that the Union RSP is designed and continues to operate in accordance with the applicable requirements of the Code.

In addition, on December 30, 2009, PG&E Corporation filed an application for a new favorable tax determination letter from the IRS.  However, as of the date hereof, the IRS has not ruled on that application.

8.	SUBSEQUENT EVENTS

In preparing the financial statements, transactions and events were evaluated for potential recognition.  Plan management determined that there are no subsequent transactions that require disclosure to or adjustment in the financial statements.

9.	RECONCILIATION OF FINANCIAL STATEMENTS TO FORM 5500

The following is a reconciliation of net assets available for benefits and related changes in net assets available for benefits per the financial statements to the Form 5500:

(in thousands)	As of December 31,
	2009	2008
Statements of Net Assets Available for Benefits:
Net assets available for benefits per the financial statements	$2,461,459	$2,121,739
Adjustment from contact value to fair value for fully benefit-responsive investment contracts	(15,170)	(40,419)
Net assets available for benefits per the Form 5500	$2,446,289	$2,081,320

(in thousands)	Year ended December 31,
	2009	2008
Statements of Changes in Net Assets Available for Benefits:
Plan interest in Master Trust investment income (loss) per the financial statements	$369,716	$(457,379)
Adjustment from contact value to fair value for fully benefit-responsive investment contracts	25,249	(38,752)
Plan investment income (loss) per the Form 5500	$394,965	$(496,131)

PG&E CORPORATION
RETIREMENT SAVINGS PLAN FOR UNION-REPRESENTED EMPLOYEES

EIN      #:  94-3234914
PLAN  #:  002

FORM 5500, SCHEDULE H, PART IV, LINE 4i –
SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
AS OF DECEMBER 31, 2009

(in thousands)
(a)	(b)	(c)	(d)	(e)
	Identity of Issue, Borrower, Lessor, or Similar Party	Description of Investment, Including Maturity Date, Rate of Interest, Collateral, Par, or Maturity Value	Cost	Current Value

*	Participant loans	4.25% - 10.50%	$-	$56,882

(*) Represents party-in-interest, as defined under ERISA.